Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans originated by multiple correspondent lenders and acquired directly on a mini-bulk basis by Onslow Bay Financial LLC (the “Client”). AMC performed the Review either (i) directly for Client on mortgage loan files provided by Client to AMC, or (ii) for third parties on mortgage loan files provided by such parties to AMC with results of such Review conveyed to the Client via reliance letter. The Review (including the Review related to reliance letter loans) was conducted from May 2016 through April 2018 on mortgage loans with origination dates from October 2014 through March 2018.

(2) Sample size of the assets reviewed.

The initial population consisted of two hundred forty-seven (247) mortgage loans; however, eleven (11) loans were removed by the Client. Nine (9) mortgage loans were removed due to being paid in full and two (2) loans were removed for a 30 day delinquency. After excluding these eleven (11) mortgage loans, the final population of the Review covered the remaining two hundred thirty-six (236) mortgage loans totaling an aggregate original principal balance of approximately $162.986 million.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in the Form ABS Due Diligence 15e.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all loans during the Review) and relevant for the Scope in question, included the following data fields:

# of Borrowers	First Payment Date	Original CLTV
# of Units	Has FTHB	Original Interest Rate
Amortization Term	Index Type	Original Interest Rate Period
Amortization Type	Interest Only	Original Loan Amount
Appraised Value	Interest Only Period	Original LTV
Balloon Flag	Interest Rate Initial Cap	Original P&I
Borrower First Name	Interest Rate Initial Floor	Original Term
Borrower FTHB	Interest Rate Life Cap	Origination Channel
Borrower Last Name	Interest Rate Life Floor	Originator Loan Designation
Borrower Self-Employed?	Interest Rate Life Max	PITIA Reserves Months
Borrower SSN	Interest Rate Life Min	Prepayment Penalty
Cash From Borrower	Interest Rate Periodic Cap	Property Type
Cash To Borrower	Interest Rate Periodic Floor	Purpose
City	Investor: Qualifying Total Debt Ratio	Refi Purpose
Coborrower First Name	Lien Position	Representative FICO
Coborrower Last Name	LTV Valuation Value	State
Coborrower Self-Employed?	Margin	Street
Coborrower SSN	Maturity Date	Total Debt Ratio
Contract Sales Price	Note Date	Total Income
Doc Type	Occupancy	Zip

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Of specific note, the Client’s program allowed for income documentation to be provided via bank statements. Within this population, sixty-two (62) mortgage loans utilized twenty-four (24) or more months of bank statements, and seventeen (17) mortgage loans utilized twelve (12) through twenty-three (23) months of bank statements. Also, seven (7) mortgage loans utilized asset depletion.

CREDIT AND COMPLIANCE SCOPE:

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, and (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) bank statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, AMC verified that DU findings included an approved/ineligible decision where required by the guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by the guidelines and not AUS findings.

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Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, and (viii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines, (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster

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area after the valuation date and notifying the Client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and the Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade. Please note that investment properties were excluded from TRID testing.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;

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ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and
vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv) timing of initial and re-disclosed TIL(s).
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
g)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.
h)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
i)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

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(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm if the file indicates a fee was imposed, other than for a credit report, prior to borrower receiving LE and indicating an intent to proceed with the transaction;

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vi)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vii)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
viii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
ix)	confirm borrower received LE not later than four (4) business days prior to consummation; and
x)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, AMC notes if an originator mortgage loan designation was not provided.

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Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, AMC reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, AMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status), (iii) the consumer's monthly payment, (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made, (v) the consumer's monthly payment for mortgage-related obligations, (vi) the consumer's current debt obligations, alimony, and child support, (vii) the consumer's monthly debt-to-income ratio or residual income, and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

AMC reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

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(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review

AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate. In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

  Initial application (1003);
  Underwriting summary / loan approval (1008);
  Credit report;
  Income and employment documentation;
  4506T;
  Asset documentation;
  Sales contract;
  Hazard and/or flood insurance policies;
  Copy of note for any junior liens;
  Appraisal;
  Title/Preliminary Title;
  Final 1003;
  Changed circumstance documentation;
  Right of Rescission Disclosure;
  Mortgage/Deed of Trust;
  Note;
  Mortgage Insurance;
  Tangible Net Benefit Disclosure;
  Subordination Agreement;
  FACTA disclosures;
  Notice of Special Flood Hazards;
  Initial and final GFE’s;

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  HUD from sale of previous residence;
  Final HUD-1;
  Initial TIL;
  Final TIL;
  Loan Estimates;
  Closing Disclosures; and
  Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

(a Title Review

As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

TAX AND TITLE REVIEW SUMMARY (76 Mortgage Loans)

As part of the due diligence services, the Client provided AMC with identifying data on 76 mortgage loans. There were 4 mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein.  Of these mortgage loans, 1 mortgage loan had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing Schedule B of the related title policy.  3 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of these mortgage loans had the senior encumbrance cited as an Exception from coverage on Schedule B of the related title policy.  AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 72 mortgage loans.

Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in Item 3 above.

COMPLIANCE RESULTS SUMMARY

All two hundred thirty-six (236) mortgage loans reviewed by AMC have a Compliance grade of “B” or higher and 27.54% of the mortgage loans by number have a Compliance grade of “A”.

Compliance Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	65	27.54%
B	171	72.46%
C	0	0.00%
D	0	0.00%
Total	236	100.00%

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CREDIT RESULTS SUMMARY

All two hundred thirty-six (236) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 43.22% of the loans by number have a Credit grade of “A”.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	102	43.22%
B	134	56.78%
C	0	0.00%
D	0	0.00%
Total	236	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

Two hundred thirty-four (234) mortgage loans reviewed by AMC (99.15%) have a Property grade of “A”. Two (2) mortgage loans (0.85%) received a “C” Property grade as a result of two (2) exceptions. Both exceptions are related to a variance greater than 10% between valuation products.

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	234	99.15%
B	0	0.00%
C	2	0.85%
D	0	0.00%
Total	236	100.00%

OVERALL REVIEW RESULTS SUMMARY

In total, two hundred thirty-four (234) Loans carried a grade of “B” or higher and 8.05% of the mortgage loans by number have an Overall grade of “A”. The two (2) Overall “C” grades corresponded to the Property exceptions noted above.

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	19	8.05%
B	215	91.10%
C	2	0.85%
D	0	0.00%
Total	236	100.00%

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EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Compliance	B	TRID	260
		TRID Defect	117
		ECOA	21
		Compliance	16
		Missing Non-Required Data	11
		ATR/QM Defect	10
		RESPA	5
		Missing Disclosure	4
		ATR/QM	4
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	4
		TILA	3
		FACTA	1
		Misc. State Level	1
		State HPML	1
		Federal HPML	1
		Total Compliance Grade (B) Exceptions:	459
Credit	B	Credit	87
		Loan Package Documentation	82
		Income / Employment	31
		Assets	7
		Guideline	6
		Borrower and Mortgage Eligibility	3
		Property - Appraisal	1
		Income	1
		Title	1
		Total Credit Grade (B) Exceptions:	219
Property	C	Property - Appraisal	2
		Total Property Grade (C) Exceptions:	2

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the two hundred thirty-six (236) mortgage loans reviewed, one hundred ninety-four (194) mortgage loans had five hundred ninety-nine (599) different tape discrepancies across forty (40) data fields (some mortgage loans had more than one data delta). The largest variances were found on Cash From Borrower where the data tape information did not coincide with the Final CD.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Cash From Borrower	79	103	76.70%	236
Investor: Qualifying Total Debt Ratio	59	155	38.06%	236
Margin	55	85	64.71%	236
Interest Rate Life Cap	53	68	77.94%	236
Property Type	47	196	23.98%	236
Total Debt Ratio	36	63	57.14%	236
Cash To Borrower	29	107	27.10%	236
Doc Type	24	105	22.86%	236
Appraised Value	24	145	16.55%	236
Representative FICO	21	181	11.60%	236
First Payment Date	19	115	16.52%	236
PITIA Reserves Months	18	25	72.00%	236
Street	17	189	8.99%	236
City	14	233	6.01%	236
Borrower First Name	10	151	6.62%	236
Interest Only Period	8	9	88.89%	236
Contract Sales Price	7	171	4.09%	236
Original Interest Rate	7	236	2.97%	236
Borrower SSN	6	68	8.82%	236
Borrower Last Name	6	194	3.09%	236
Original CLTV	6	230	2.61%	236
Interest Rate Life Max	5	12	41.67%	236
Maturity Date	5	41	12.20%	236
Borrower FTHB	5	131	3.82%	236
Note Date	4	51	7.84%	236
Refi Purpose	4	71	5.63%	236
LTV Valuation Value	4	90	4.44%	236
Original Loan Amount	4	223	1.79%	236
Zip	4	231	1.73%	236
Original LTV	4	235	1.70%	236
Interest Rate Life Floor	3	3	100.00%	236
Interest Rate Life Min	2	13	15.38%	236
# of Units	2	132	1.52%	236
Amortization Type	2	176	1.14%	236
Total Income	1	1	100.00%	236
Interest Rate Initial Floor	1	2	50.00%	236
Coborrower Last Name	1	5	20.00%	236

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Borrower Self-Employed?	1	10	10.00%	236
Interest Only	1	131	0.76%	236
Occupancy	1	195	0.51%	236
# of Borrowers	0	11	0.00%	236
Amortization Term	0	187	0.00%	236
Balloon Flag	0	28	0.00%	236
Coborrower First Name	0	5	0.00%	236
Coborrower Self-Employed?	0	3	0.00%	236
Coborrower SSN	0	1	0.00%	236
Has FTHB	0	1	0.00%	236
Index Type	0	11	0.00%	236
Interest Rate Initial Cap	0	3	0.00%	236
Interest Rate Periodic Cap	0	12	0.00%	236
Interest Rate Periodic Floor	0	11	0.00%	236
Lien Position	0	183	0.00%	236
Original Interest Rate Period	0	1	0.00%	236
Original P&I	0	8	0.00%	236
Original Term	0	194	0.00%	236
Origination Channel	0	2	0.00%	236
Originator Loan Designation	0	49	0.00%	236
Prepayment Penalty	0	28	0.00%	236
Purpose	0	191	0.00%	236
State	0	236	0.00%	236
Total	599	5,747	0.00%	236

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ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	156	66.10%	$98,420,245.00	60.39%
Adjustable	80	33.90%	$64,566,124.00	39.61%
Total	236	100.00%	$162,986,369.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	236	100.00%	$162,986,369.00	100.00%
Total	236	100.00%	$162,986,369.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Other-than-first-time Home Purchase	122	51.69%	$77,949,908.00	47.83%
Rate/Term Refinance - Borrower Initiated	55	23.31%	$43,345,528.00	26.59%
Cash Out: Other/Multi-purpose/Unknown Purpose	39	16.53%	$30,362,492.00	18.63%
First Time Home Purchase	16	6.78%	$9,238,941.00	5.67%
Cash Out: Debt Consolidation	3	1.27%	$1,626,500.00	1.00%
Rate/Term Refinance - Lender Initiated	1	0.42%	$463,000.00	0.28%
Total	236	100.00%	$162,986,369.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
360 Months	236	100.00%	$162,986,369.00	100.00%
Total	236	100.00%	$162,986,369.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	126	53.39%	$91,694,032.00	56.26%
PUD	78	33.05%	$48,148,227.00	29.54%
Condo, Low Rise	12	5.08%	$5,711,718.00	3.50%
2 Family	6	2.54%	$5,557,000.00	3.41%
4 Family	5	2.12%	$5,282,250.00	3.24%
Condo, High Rise	4	1.69%	$3,111,900.00	1.91%
1 Family Attached	3	1.27%	$2,545,750.00	1.56%
Other	2	0.85%	$935,492.00	0.57%
Total	236	100.00%	$162,986,369.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	181	76.69%	$129,597,211.00	79.51%
Investment	47	19.92%	$29,297,758.00	17.98%
Second Home	8	3.39%	$4,091,400.00	2.51%
Total	236	100.00%	$162,986,369.00	100.00%

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Originator Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
Non QM	156	66.10%	$111,345,111.00	68.32%
N/A	47	19.92%	$29,297,758.00	17.98%
UTD	13	5.51%	$10,195,350.00	6.26%
Safe Harbor QM	12	5.08%	$9,446,200.00	5.80%
Higher Priced QM	8	3.39%	$2,701,950.00	1.66%
Total	236	100.00%	$162,986,369.00	100.00%

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
Non QM	176	74.58%	$126,962,361.00	77.90%
N/A	47	19.92%	$29,297,758.00	17.98%
Higher Priced QM	7	2.97%	$2,759,550.00	1.69%
Safe Harbor QM	6	2.54%	$3,966,700.00	2.43%
Total	236	100.00%	$162,986,369.00	100.00%

Origination Channel	Loan Count	% of Loans	Original Balance	% of Balance
Retail	139	58.90%	$95,146,352.00	58.38%
Broker	88	37.29%	$62,637,572.00	38.43%
Correspondent Flow with Delegated UW	5	2.12%	$2,433,545.00	1.49%
Correspondent Flow without Delegated UW	4	1.69%	$2,768,900.00	1.70%
Total	236	100.00%	$162,986,369.00	100.00%

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